UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15d of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2004

SPIEGEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16126	36-2593917
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3500 Lacey Road Downers Grove, IL	60515-5432
(Address of principal executive offices)	(Zip Code)

(630) 986-8800

(Registrant’s telephone number, including area code)

No Change

(Former name or Former address, if changed since last report)

ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

Spiegel, Inc. (the “Company”) filed its monthly operating report for the period commencing January 4, 2004 and ended January 31, 2004 (the “Operating Report”) with the United States Bankruptcy Court for the Southern District of New York, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 03-11540.

The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibit.	Document Description
	99	Monthly Operating Report for the Period January 4, 2004 to January 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIEGEL, INC.
(Registrant)

Dated: April 6, 2004	/s/ James M. Brewster
James M. Brewster
Senior Vice President and
Chief Financial Officer
(Principal Accounting and
Financial Officer)

EXHIBIT INDEX

Exhibit Number	Document Description
99	Monthly Operating Report For The Period January 4, 2004 to January 31, 2004.